Exhibit 10.89

Execution Version

AMENDMENT NO. 2 TO THE COMMON TERMS AGREEMENT AND AMENDMENT NO. 1 TO THE COMMON SECURITY AND ACCOUNT AGREEMENT

This AMENDMENT NO. 2 TO THE COMMON TERMS AGREEMENT AND AMENDMENT NO. 1 TO THE COMMON SECURITY AND ACCOUNT AGREEMENT (this “Amendment”), dated as of May 15, 2024 is in respect of (a) the Amended & Restated Common Terms Agreement, dated as of March 13, 2023 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (the “Borrower”), Venture Global Gator Express, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Royal Bank of Canada, as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”), as amended by that certain Amendment No. 1 to the Common Terms Agreement, dated as of September 29, 2023, and (b) the Amended & Restated Common Security and Account Agreement, dated as of March 13, 2023 (as amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”), by and among the Borrower, the Guarantor, City National Bank, as the account bank, the Intercreditor Agent, Royal Bank of Canada, as Collateral Agent (in such capacity, the “Collateral Agent”) and the Senior Creditor Group Representatives party thereto from time to time. Reference is also made to the Amended & Restated Credit Facility Agreement, dated as of March 13, 2023 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Facility Agreement”), by and among the Borrower, the Guarantor, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, the Credit Facility Agent, and solely for purposes of Section 3.06 thereof, the Collateral Agent. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement, or if not defined therein, the Credit Facility Agreement. For all purposes of this Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent, the Collateral Agent and the Intercreditor Agent consent and agree, and the Lenders constituting the Required Lenders, the Credit Facility Agent, the Collateral Agent and the Intercreditor Agent are willing to consent and agree, to amend the Common Terms Agreement and the Common Security and Account Agreement on the terms and conditions set forth herein and in accordance with Section 23.15 of the Common Terms Agreement, Section 4 of the Intercreditor Agreement, Section 11.01 of the Credit Facility Agreement, Section 7.2(a)(i)(A) (Modification Approval Levels) of the Common Security and Account Agreement and Section 12.14 (Amendments) of the Common Security and Account Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment.

1.1 Amendment to Common Terms Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree to amend the Common Terms Agreement as follows:

(a) The definition of “Permitted Hedging Instrument” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Terms Agreement shall be deleted in its entirety and replaced with the following:

“Permitted Hedging Instrument” means (a) each Initial Permitted Senior Debt Hedging Instrument; (b) each Upsize Permitted Senior Debt Hedging Instrument or (c) a Hedging Instrument entered into by the Borrower in the ordinary course of business, including any Hedging Instrument entered into in connection with forward sale or factoring contracts related to Pre-Completion Revenues, and that (i) is with a Hedging Bank, a Gas Hedge Provider or any other party that is a counterparty to a Hedging Instrument, and (ii) is entered for non-speculative purposes and is on arm’s-length terms; provided that if such Hedging Instrument is a Gas Hedging Instrument, it is for a period not to exceed the three prompt month contracts (or in the case of Basis Swaps, thirty six months) and the aggregate quantum under all (1) Futures Contracts, Fixed-Floating Futures Swaps, NYMEX Natural Gas Futures Contracts and Swing Swaps does not exceed 207.5 TBtu of gas utilizing intra-month and up to 24 prompt month contracts, (2) Index Swaps does not exceed 98.8 TBtus per month of gas utilizing up to 24 prompt month contracts, and (3) Basis Swaps does not exceed 98.8 TBtu per month with a tenor up to 60 months, where the limitations in each of the categories described in sub-clauses (1), (2) and (3) are not aggregated. “Permitted Hedging Instrument” includes any “Permitted Senior Debt Hedging Instrument.” For the avoidance of doubt, each Anticipatory Hedge shall constitute (i) a Permitted Hedging Instrument and (ii) upon the relevant counterparty acceding to the Common Security and Account Agreement, a Permitted Senior Debt Hedging Instrument, in each case for all purposes hereunder and under the other Transaction Documents. As used in the preceding sentence, “Anticipatory Hedge” means any interest rate transaction between a Hedging Bank and Venture Global LNG, Inc. or the Borrower entered into prior to the Initial Closing Date, and any Hedging Instrument entered into between a Hedging Bank and the Borrower, which results from an assignment, novation, participation, or any other conveyance or transfer of an Anticipatory Hedge (including any restructuring thereof or offsetting transactions related thereto) to the Borrower.

(b) Item 3. of Schedule K (Gas Sourcing Plan) of the Common Terms Agreement shall be deleted in its entirety and replaced with the following:

Prior to September 30, 2025, the Borrower shall have entered into cumulative arrangements for at least 1,000,000 MMBtu/d of firm natural gas supply for the Project for a minimum term of one (1) year starting from January 1, 2026.

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1.2 Administrative Amendment to Common Security and Account Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, the Collateral Agent (at the direction of the Intercreditor Agent) hereby consents and agrees to amend the Common Security and Account Agreement as follows:

“Permitted Hedging Instrument” means (a) each Initial Permitted Senior Debt Hedging Instrument; (b) each Upsize Permitted Senior Debt Hedging Instrument or (c) a Hedging Instrument entered into by the Borrower in the ordinary course of business, including any Hedging Instrument entered into in connection with forward sale or factoring contracts related to Pre-Completion Revenues, and that (i) is with a Hedging Bank, a Gas Hedge Provider or any other party that is a counterparty to a Hedging Instrument, and (ii) is entered for non-speculative purposes and is on arm’s-length terms; provided that if such Hedging Instrument is a Gas Hedging Instrument, it is for a period not to exceed the three prompt month contracts (or in the case of Basis Swaps, thirty six months) and the aggregate quantum under all (1) Futures Contracts, Fixed-Floating Futures Swaps, NYMEX Natural Gas Futures Contracts and Swing Swaps does not exceed 207.5 TBtu of gas utilizing intra-month and up to 24 prompt month contracts, (2) Index Swaps does not exceed 98.8 TBtus per month of gas utilizing up to 24 prompt month contracts, and (3) Basis Swaps does not exceed 98.8 TBtu per month with a tenor up to 60 months, where the limitations in each of the categories described in sub-clauses (1), (2) and (3) are not aggregated. “Permitted Hedging Instrument” includes any “Permitted Senior Debt Hedging Instrument.” For the avoidance of doubt, each Anticipatory Hedge shall constitute (i) a Permitted Hedging Instrument and (ii) upon the relevant counterparty acceding to the Common Security and Account Agreement, a Permitted Senior Debt Hedging Instrument, in each case for all purposes hereunder and under the other Transaction Documents. As used in the preceding sentence, “Anticipatory Hedge” means any interest rate transaction between a Hedging Bank and Venture Global LNG, Inc. or the Borrower entered into prior to the Initial Closing Date, and any Hedging Instrument entered into between a Hedging Bank and the Borrower, which results from an assignment, novation, participation, or any other conveyance or transfer of an Anticipatory Hedge (including any restructuring thereof or offsetting transactions related thereto) to the Borrower.

Section 2. Effectiveness. This Amendment shall become effective as of the date hereof only upon delivery of executed counterparts of this Amendment by each of (a) the Borrower, (b) the Guarantor, (c) the Intercreditor Agent, (d) the Collateral Agent, (e) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)) and (f) Lenders constituting the Required Lenders under the Credit Facility Agreement.

Section 3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent, the Collateral Agent and Intercreditor Agent that:

3.1 upon the effectiveness of the amendments set forth in Section 1, no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Amendment; and

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3.2 upon the effectiveness of the amendments set forth in Section 1, each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which are true and correct in all respects on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which were made only on the Upsize Closing Date.

Section 4. Finance Document. This Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement. Each of the parties hereto agree that (i) each reference to “Common Terms Agreement” in each Finance Document, including the Intercreditor Agreement and Credit Facility Agreement, shall refer to the Common Terms Agreement as amended hereby and (ii) each reference to “Common Security and Account Agreement” in each Finance Document, including the Intercreditor Agreement and Credit Facility Agreement, shall refer to the Common Security and Account Agreement as amended hereby.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

Section 6. Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit; Amendment. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.

Section 8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Common Security and Account Agreement, the Credit Facility Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Amendment apply to any other matters.

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Section 10. E-Signature. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any legal requirements, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11. Direction to Credit Facility Agent, Intercreditor Agent and Collateral Agent.

11.1 By their signature below, each of the undersigned Credit Facility Lenders (collectively constituting the Required Lenders) instructs the Credit Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment; and

11.2 Based on the instructions in Section 11.1, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to execute this Amendment.

11.3 The Borrower hereby confirms that the amendment contemplated in Section 1.2 is an Administrative Decision within the meaning of Schedule 2 to the Intercreditor Agreement and hereby requests that the Intercreditor Agent provide a direction to the Collateral Agent in accordance with Section 7.2(a)(i)(A) (Modification Approval Levels) and Section 12.14 (Amendments) of the Common Security and Account Agreement to execute this Amendment.

11.4 Based on the certification in Section 11.3, the Intercreditor Agent hereby directs the Collateral Agent to execute this Amendment.

[Remainder of the page left intentionally blank.]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL PLAQUEMINES LNG, LLC,
as the Borrower

By:	/s/ Keith Larson
Name: Keith Larson
Title: General Counsel

VENTURE GLOBAL GATOR EXPRESS, LLC,
as the Guarantor

By:	/s/ Keith Larson
Name: Keith Larson
Title: General Counsel

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set
forth above.

NATIXIS, NEW YORK BRANCH,
as Credit Facility Agent

By:	/s/ Katarina Janosikova
Name: Katarina Janosikova
Title: Director

By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

ROYAL BANK OF CANADA,
as Intercreditor Agent

By:	/s/ Richard Dsouza
Name: Richard Dsouza
Title: Manager Agency Services

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

ROYAL BANK OF CANADA,
as Collateral Agent

By:	/s/ Richard Dsouza
Name: Richard Dsouza
Title: Manager Agency Services

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

Aozora Bank, Ltd.,
as Lender

By:	/s/ Hirokazi Aoyama
Name: Hirokazi Aoyama
Title: Senior Vice President & Group Head

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

ASSOCIATED BANK, N.A.,
as Lender

By:	/s/ Laurynas Kubilius
Name: Laurynas Kubilius
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

BANCO SANTANDER, S.A,
as Lender

By:	/s/ Arturo Prieto
Name: Arturo Prieto
Title: MD

By:	/s/ Ignacio Ruiz de Assin
Name: Ignacio Ruiz de Assin
Title: VP

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

Bank Gospodarstwa Krajowego
as Lender

By:	/s/ Wojciech Kryjak /s/ Dariusz Hoiubowicz

Name: Wojciech Kryjak	Name: Dariusz Hoiubowicz
Title: Pełnomocnik	Title: Proxy

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

BANK OF AMERICA, N.A., as Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

Bank of China, New York Branch,
as Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

Bayerische Landesbank, New York Branch,
as Lender

By:	/s/ Kareem Hartl
Name: Kareem Hartl
Title: Vice President

By:	/s/ Elke Videgain
Name: Elke Videgain
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

CAIXABANK,
as Lender

By:	/s/ Jorg Hahn
Name: Jorg Hahn

By:	/s/ Maria Luisa Muñoz
Name: Maria Luisa Muñoz

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

Federated Hermes Project and Trade Finance Tender Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

Goldman Sachs Bank USA,
as Lender

By:	/s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

ING Capital, LLC
as Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: MD

ING Capital, LLC
as Lender

By:	/s/ Anthony Rivera
Name: Anthony Rivera
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

[ ], KfW IPEX-Bank GmbH
as Lender

By:	/s/ Ann-Kathrin Weber /s/ Markus Schmidt

Name: Ann-Kathrin Weber	Name: Markus Schmidt
Title: Vice President	Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH
[ ] as Lender

By:	/s/ Arndt Bruns
Name: Arndt Bruns
Title: Director

By:	/s/ Michael Thier
Name: Michael Thier
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, NEW YORK BRANCH,
as Lender

By:	/s/ Manuel Liebers
Name: Manuel Liebers
Title: Vice President

By:	/s/ Ralf Goebel
Name: Ralf Goebel
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD.,
as Lender

By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

NATIONAL BANK OF CANADA,
as Lender

By:	/s/ Andrew Nguyen
Name: Andrew Nguyen
Title: Authorized Signatory

By:	/s/ John Hunt
Name: John Hunt
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

Natixis, New York Branch as Lender

By:	/s/ Amit Roy
Name: Amit Roy
Title: Managing Director

By:	/s/ Nasir Khan
Name: Nasir Khan
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

Nomura Corporate Funding Americas, LLC ,
As Lender

By:	/s/ Vinod Mukani
Name: Vinod Mukani
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

NORDDEUTSCHE LANDESBANK
GIROZENTRALE, NEW YORK BRANCH,
as Lender

By:	/s/ Geoffrey Mrema
Name: Geoffrey Mrema

By:	/s/ Anna Hutto
Name: Anna Hutto

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

Project and Trade Finance Core Fund,
as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as ofthe first date set forth above.

Regions Bank, as Lender

By:	/s/ Daniel Capps
Name: Daniel Capps
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

ROYAL BANK OF CANADA, as Lender

By:	/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

RV AIP S.C.S. SICAV-SIF RV TF 2 Infra Debt, acting through its general partner R+V AIFM S.à r.l., as Lender

By:	/s/ Anna-Maria Musch
Name: Anna-Maria Musch
Title: Conducting Officer

By:	/s/ Olivier Kilan
Name: Olivier Kilan
Title: Conducting Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

Sumitomo Mitsui Banking Corporation,
as Lender

By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

SPT INFRASTRUCTURE FINANCE SUB-4, LLC,
as Lender

By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

TRUIST BANK,
as Lender

By:	/s/ Benjamin L. Brown
Name: Benjamin L. Brown
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

WELLS FARGO BANK, N.A.,
as Lender

By:	/s/ Nathan Starr
Name: Nathan Starr
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

First-Citizens Bank & Trust Company,
as Lender

By:	/s/ Stephen Norcross
Name: Stephen Norcross
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA

Acknowledged and agreed as of the first date set forth above.

RAYMOND JAMES BANK,
as Lender

By:	/s/ Robert F. Moyle
Name: Robert F. Moyle
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CTA